

CHINA GREEN MATERIAL TECHNOLOGIES, INC







Premier manufacturer of high quality, eco-friendly, starch-based biodegradable products in China

www.sinogreenmaterial.com

Disclosure

Safe Harbor Statement

Certain of the statements set forth in this presentation constitute "Forward Looking Statements." Forward-Looking Statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words "estimate," "project," "intend," "forecast," "anticipate," "plan," "planning," "expect," "believe," "will," "will likely," "should," "could," "would," "may" or words or expressions of similar meaning. All such Forward-Looking Statements involve risks and uncertainties relating to, among other things: the growth or sustainability of the market for biodegradable materials; the difficulty of achieving or maintaining a technological advantage over competitors; protection of intellectual property; changes in consumer preferences; limited management, labor and financial resources; and doing business in China, including currency value fluctuations, restrictions on remitting income to the United States and diplomatic tensions between China and the United States, and other risks identified in our filings with the Securities and Exchange Commission. Our forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. As a result, our actual results, performance or achievements may be materially different from the results, performance or achievements expressed or implied by any forward-looking statements. Except as required by applicable laws, we undertake no obligation to update any forward-looking statements, even if new information becomes available or other events occur in the future.

From Nature, Back to Nature


PRODUCTS
MASTRE BATCH
From Nature
Back to Nature
GARBAGE
DISPOSAL
RAW MATERIAL
DEGRADATION
BEAUTIFUL EARTH

OTCBB: CAGM

- Engaged in the R&D, production and sale of starch-based biodegradable consumer containers, tableware, and packaging materials
- Strategically located in the agricultural hub of Harbin, China, which provides easy, low-cost access to raw materials
- Track record of strong financial performance
- Attorney: Troutman Sanders LLP
- Auditor: Goldman Parks Kurland Mohidin LLP



Environmental-friendly Fast Moving Consumer Products



Company Sales Counter in Grocery Stores

Select Financials

OTCBB Symbol	CAGM
Fiscal Year	December 31
Last-Traded Price (6/30/10)	$2.34
Shares Outstanding	23.8M
Market Capitalization	$55.7M
Management Ownership	31%
Revenue Q1 2010	$2.8M ▲ 31.4%
Adjuted Net Income Q1 2010	$0.8M ▲ 17.3%
Adjusted Diluted EPS Q1 2010	$0.03
Weighted Average Diluted Shares	22.4M ▲ 19.8%
Cash flow from operations Q1 2010	$2.0M

Investment Highlights

- Tremendous Market Potential
  - Global packaging industry close to $600 billion
  - Chinese packaging industry expected to grow to $60 billion in 2010 (Source: International Association of Packaging Research Institution)
  - Market Catalysts Moving Consumers Toward Environmentally-Friendly Products
  - Government policies being enacted to ban "white" pollutants
- Superior Product Performance and Low Cost Advantage
- High Barriers to Entry
- Significantly Increasing Manufacturing Capacity
- Anticipated Revenue Growth of 25%-30% in 2010; Expect to Maintain Solid Gross Margins
- Track Record of Strong Financial Performance; Healthy Balance Sheet

Consistent Revenue Growth



Revenue
In Millions
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$4.1
$8.6
$11.0
$13.4
2006
2007
2008
2009

Strong Margins



Gross Margin
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
38.5%
48.4%
47.4%
2007
2008
2009

Environmental Pollution and Waste Pollution



- China's population is more than 1.3 billion.
- Polystyrene foam, plastic and other garbage has more than tripled in two decades to about 300 million tons a year.
- Non-biodegradable products are traditionally discarded in landfills, which can cause severe soil pollution.
- Replacing non-degradable products with bio-degradable products will reduce environment pollution and soil contamination.
- CAGM's products can replace traditional disposable plastic products and biodegrade in about 45 days.
- CAGM is a leading green bio-degradable product manufacturer in China, providing environmentally-friendly products to fight pollution.





“Green” Government Policies





With plastics representing 5% of fossil fuel consumption (the single largest source of demand after energy and transport), government intervention is inevitable. Three tons of oil is able to refine one ton of plastic. In many cases, the regulatory tide has already started to move in favor of degradable plastics.

China

Regulation of halting the production of once-off foaming plastic tableware was announced in April 2001

Ban on free plastic shopping bags took effect in June 2008

Others

US Federal procurement programs have identified several categories where bio-based products are designated as preferred, including adhesives, insulating foam and construction panels, biodegradable containers and films, carpets, glass cleaners, greases, and metalworking fluids.

France could require the use of biodegradable plastics for packaging film by 2010.

Italy has mandated the use of biodegradable materials in two-handle shopping bags by 2010.

Belgium has placed a 300% tax on non-degradable bags.

Japan has set a 2020 target that 20% of all plastics consumed would be renewable, representing roughly 3m tpy of potential demand.



"Green" Trend Increases Demand for Bio-degradables

- Driven by regulation and growing consumer focus on sustainability, bio-plastics offer an alternative to petroleum-based plastics, with double-digit growth projected over the next few years.
- Governments are proactively taking steps to replace plastic products with bio-plastics products.
- Obvious shift toward green packaging for big and small suppliers and customers
- Starbucks is using recycled materials for coffee cups and Walmart is asking for biodegradable packaging
- Recent survey with European and Chinese customers shown strong preference and demand for green packaging then conventional plastic and paper products

Global Bioplastics Demand by Application


Other
14%
Packaging
Film
14%
Compost
Bags
45%
Loose Fill
27%

Global Bioplastics Market (2010 - 2015)


'000 Tons
1,600
1,400
1,200
1,000
800
600
400
200
0
100%
80%
60%
40%
20%
0%
2010
2011
2012
2013
2014
2015
Global bioplastics market ('000 tons)
Growth (%)

Source: Jefferies & Company, Inc. estimates, Plastics Technology Online

Strong Market Position

- Chinese domestic bio-degradable market expected to reach $2.5 billion in 2010 (Source: Degradable Plastics Committee of China Plastics Processing Industry Association)
- Highly fragmented market
- Cost and capacity create barriers to entry
- CAGM Advantages:
  - Superior product performance
  - Competitive pricing
  - Strong sales network
  - Healthy balance sheet
  - Expanding capacity


CAGM
Initial Period
Growth Period
Mature Period
Recession Period

Source: Degradable Plastics Committee of China Plastics Processing Industry Association

Products












China Green Materials - Products

- The Company currently manufactures:
  - Food packaging products, including food packages and containers (63% of sales)
  - Food & beverage containers and utensils, including cups, plates, bowls, knives, forks and spoons (37% of sales)
- Products distributed under "CAFY" and "Home" trademarks

Intellectual Property













- CAGM currently has two patents:
  - An industrialized production method of fully degradable food packaging materials (Patent No.: 2008101709359)
  - An industrialized production method of degradable packaging materials for edible food (Patent No.: 200810064592.8)
- The Company's Technical Director, Mr. QiaoYingjie, has mastered a "dry-powder blending" technology, which is a unique patent-pending technology
- The Company is developing new technologies and expects to apply for new international patents in the future

Competitive Technology

Material	Type	Supplier/Distributor	Products	Degradation Products	Time for Degradation
Biomax™	Aliphatic Copoly-Esters, Modified PET	Dupont	Coating and film for food packaging, sandwich bags, utensils, fibers	Carbon dioxide, water, biomass.	2 to 4 months in compost depending upon temperature
Biopol™	PHB/V Polybuty-Rate and Valeric Acid	Metabolix Inc. / Biocorp	Consumer disposables, Containers, Trash bags, Packaging	Carbon dioxide, water.	20 days in sludge to 1 month in compost
Eastar Bio™	Biodegradable Copolyester	Eastman Chemical Company / Farnell Packaging Biodegradable Products	Trash bags, Film, Liners	Carbon dioxide, water, biomass.	2 to 4 months in compost depending upon temperature
Ecoflex™	Aliphatic-Aromatic Polyester	BASF	Compost bags, trash bags, carrier bags, fruit and vegetable bags	Carbon dioxide, water, biomass.	2 to 6 months in compost depending upon temperature
Mater-Bi™	60% Starch and 40% Polyvinyl Alcohol	Novamont/Bobag Corporation	Trash bags, lawn and garden bags	Carbon dioxide, water, biomass.	3 to 6 months in compost depending upon temperature
Nature Works™	Polylactic Acid (PLA)	Cargill Teijin/Biodegradable Food Service, Eco-Products, Inc.	Clear cups, clamshells, salad bowls	Carbon dioxide, water	1 to 3 months in compost depending upon temperature
Plantic™	Starch-PVOH	Plantic Technologies of Australia / Same	Rigid containers, trays	Carbon dioxide, water	1 to 2 months in compost depending upon temperature
CAFY	***Starch-based***	***China Green Material Technologies, Inc.***	***Cups, plates, bowls, knives, forks, spoons, food,package and containers***	***Carbon dioxide, water***	***45 days in compost depending upon temperature***

Low Cost Advantage





CAGM's starch-based compostable materials are environment-friendly and have important commercial value

Price of starch-based finished products is comparable and sometimes cheaper than its competitors on a stand-alone basis

Cost is approximately 20% less than paper-made products, 58% less than PET products and 30% less than PP products

Price Comparison of Food Packages in China

Material	Price ($USD/t)	Notes
Starch based degradable materials	***$1900/t***	High-tech patented products; degradable & environment-friendly
Paper pulp	***$2280/t***	High cost; creates pollution
PET	***$3000/t***	These materials have been determined to be environmentally dangerous; the production and sale of these products has been banned for one-off food containers by the Chinese Government
PP	***$2470/t***	

Benefits of CAGM Products

- High quality products with low cost advantage
  - Low cost of goods
  - Competitive pricing versus all other products
- Breadth and depth of products
- Completely biodegradable
- Non-toxic, fire-resistant and odor-free
- Degradation period 45 days versus 80-180 for competing products
- Fits the new modern "green" lifestyle

Product Distribution

The Company's "CAFY" and "Home" brands are used in 11 provinces and 23 cities across China

Province	Cities
Heilongjiang	Harbin、Qiqihar、Mudanjiang、Jiamusi、Daqing
Jilin	Changchun、Jilin、Songyuan
Liaoning	Shenyang
Inner Mongolia	Hailaer
Hebei	Shijiazhuang、Tangshan
Tianjin	Tianjin
Shandong	Jinan、Qingdao、Weihai、Yantai、Dezhou
Henan	Zhengzhou、Zhoukou
An'hui	Hefei
Jiangxi	Nanchang
Sichuan	Chengdu



黑龙江
吉林
辽宁
内蒙古
天津
河北
山东
河南
安徽
四川
江西

- Products are also distributed to South Korea and Japan
- Actively seeking to expand sales network into the U.S. and Europe

Distribution Proportion

- The Company has stable and strong relationships with its distributors and customers
- Five largest distributors and customers account for approximately 75% of total sales annually



Current Sales Distribution
Direct sales to customer 2%
Exports through domestic agents 27%
Domestic sales through agents 71%

Increasing Manufacturing Capacity

- Strategically located in Harbin, the capital city of Heilongjiang Province
  - Agricultural hub of China
  - Provides CAGM with easy, low-cost access to raw materials
- Current capacity 9,000 tons of finished product
- Adding new facility 2H 2010
  - Capacity will increase by 44% to 13,000 tons
- Expanded capacity supports anticipated growth through 2011
  - Expected revenue growth 25% to 30% in 2010

CAGM Facilities











CAGM Facilities











Experienced Management Team

Zhonghao Su - CEO

Mr. Su has has been the General Manager of several large-scale state-owned enterprises, and is known for team building and enterprise management. He created Harbin Changfangyuan Hi-Tech Environment-Friendly Industrial Co., Ltd in 2004. Mr. Su holds an MBA.

Yan Seong Low – CFO

Mr. Yan Seong brings more than 14 years of public company and Big 4 accounting experience to CAGM. His expertise includes financial management, SEC reporting, financing transactions and public offerings, corporate governance and investor relations. Most recently, Mr. Yan Seong was a Principal with TopWin Investment Group in Beijing, where he was involved with due diligence, IPO preparation and U.S. GAAP accounting. He is fluent in English, Chinese, Bahasa Malaysia, Hokkien and Cantonese.

Yingjie Qiao - Vice President

Mr. Qiao is the Ph.D. supervisor of Harbin Engineering University. He is also a member of Heilongjiang composite materials organization and Heilongjiang aviation organization. Mr. Qiao is engaged in the research of composite materials and participates in several national projects. He was a torch bearer for the 2008 Olympic Games.

Meijuan He – SVP

Ms. He has more than 10 years of experience in management, operations and human resources, and has served as a Vice President and Director of China XD Plastics Co Ltd, a publicly traded company. Ms. He holds an MBA and is experienced in SOX, COSO and US GAAP accounting.

Independent Directors

Yi (Jenny) Liu

Ms. Liu recently served as Chief Financial Officer of Rino International, Inc., where she was responsible for SEC reporting, mergers & acquisitions, investments and strategic partnerships, financing activities and investor relations. Ms. Liu earned a B.S. in Business Administration from the Shanghai University of Engineering Science and an M.B.A. from the University of Illinois at Chicago. Ms. Liu is also a Certified Public Accountant.

Lianun Luo

Mr. Luo is a founder of Beijing Pucheng Law Firm in Beijing, where he currently serves as counsel on mergers & acquisitions and restructurings. Previously, Mr. Luo was an accounting officer for Fudako Faucet Works, Inc. (OTCBB: FUFW) and Chief Financial Officer and a Director for Kiwa Biotech Products Group (OTCBB: KWBT). His expertise includes financial management, SEC reporting, U.S exchange listings and financing transactions. Mr. Lainun graduated from the Faculty of Law, China University of Political Science.

Dongxiang (William) Wang

Mr. Wang has spent the past five years in venture capital and currently serves as the Vice President for Tsinghua Science Park Venture Capital, where he is responsible for project evaluations and investment decisions. He has held positions in financial analysis, strategic planning and business development with large telecommunications companies, including Worldcom and Shangdong Neocomm Communications. Mr. Wang has a Bachelor of Engineering degree from Tsinghua University in China and received his MBA in Finance from Case Western Reserve University.

CAGM Competitive Advantages

- Early mover advantage in highly fragmented market
  - Strong market recognition
  - High barriers to entry – cost and capacity are keys to success
- Superior quality products with technical advantages
  - Unique methods and know-how
  - Low cost advantage
- Significant manufacturing capacity; large, scalable production lines
- Experienced and cohesive team
  - Strong combination of management leadership, sales & marketing, technical and production talent

Financial Performance





(In Millions, Except Per Share Amounts)

	2006	2007	2008	2009
Total Revenue	$4.12	$8.64	$11.01	$13.41
Gross Profit	$1.87	$3.33	$5.33	$6.35
Gross Margin	45.3%	38.5%	48.4%	47.4%
Operating Income	$0.87	$2.14	$4.44	$5.32
Operating Margin	21.1%	24.7%	40.3%	39.7%
Net Income	$1.53	$2.15	$5.89	$4.13
Diluted EPS	$0.03	$0.05	$0.28	$0.22

Q1 2010 Financial Performance

(In Millions, Except Per Share Amounts)

	First Quarter Ended 3/31/10	First Quarter Ended 3/31/09
Total Revenue	$2.8	$2.1
Gross Profit	$1.6	$1.2
Gross Margin	42.1%	44.7%
Operating Income	$0.9	$0.8
Operating Margin	31.8%	35.4%
Adjusted Net Income	$0.8	$0.6
Adjusted Diluted EPS	$0.03	$0.03
Weighted Average Diluted Shares	22.4	18.7

Balance Sheet Highlights

(In Millions)

	12/31/08	12/31/09	3/31/10
Cash and cash equivalents	$4.2	$7.3	$13.8
Working Capital	$8.7	$12.5	$18.2
Total Assets	$28.0	$32.9	$37.6
Total Liabilities	$1.8	$2.5	$2.2
Shareholders' Equity	$26.3	$30.4	$35.3

Growth Strategy

Market expansion and penetration

- Develop overseas markets; focus on the U.S. and Europe
- Further penetrate the airline and railway markets
- Develop clients in the fast-food industry
- Co-operate further with frozen food suppliers
- Develop new larger agents and distributors nationwide and open franchise stores

Production control

- Maintain investments in R&D and production to improve technology and enhance efficiency
- Secure access to stable, low-cost raw material supply

Leverage expanded manufacturing capacity to meet increasing market demand

- Increasing capacity by 45% in 2H 2010

New Product Development

- Trash bags and shopping packages
- Agricultural film
- Packaging materials
- Medical fields

Sales & Marketing Strategy


玉米淀粉基环保制品




- Increasing size of salesforce
- Developing a more structured sales organization
- Acquiring a new fleet of trucks (moving billboards)
- Expanding distributor network

- Billboards
- Trade publications
- Trade Shows
  - Major exhibitor at China Import & Export Fair

Investment Highlights

- Tremendous Market Potential
  - Global packaging industry close to $600 billion
  - Chinese packaging industry expected to grow to $60 billion in 2010
  - Market Catalysts Moving Consumers Toward Environmentally-Friendly Products
  - Government policies being enacted to ban "white" pollutants
- Superior Product Performance and Low Cost Advantage
- High Barriers to Entry
- Significantly Increasing Manufacturing Capacity
- Anticipated Revenue Growth of 25%-30% in 2010; Expect to Maintain Solid Gross Margins
- Track Record of Strong Financial Performance; Healthy Balance Sheet

From Nature, Back to Nature


PRODUCTS
MASTRE BATCH
From Nature
Back to Nature
GARBAGE
DISPOSAL
RAW MATERIAL
DEGRADATION
BEAUTIFUL EARTH

Investor Contacts

CHINA GREEN MATERIAL

Buddy Lee
China Green Material Technologies, Inc.
+86-13796663210
secretary@sinogreenmaterial.com
www.sinogreenmaterial.com

HC INTERNATIONAL

Feng Peng
HC International, Inc.
+86-138-12271616
feng.peng@hcinternational.net
www.hcinternational.net

Christine Greany
HC International, Inc.
+1-858-523-1732
christine.greany@hcinternational.net
www.hcinternational.net

Appendix

About Non-GAAP Financial Measures:

The foregoing presentation contains the non-GAAP financial measures "adjusted net income" and "adjusted diluted EPS" which are used by management for financial and operational decision making, and as a means to evaluate period-to-period comparisons. The Company believes that these non-GAAP financial measures are useful to investors because they exclude a loss on the disposal of fixed assets and a loss on long-term investments that our management excludes when it internally evaluates the performance of the Company's business and makes operating decisions, including internal budgeting, and performance measurement, and because these measures provide a consistent method of comparison to historical periods. Moreover, management believes these non-GAAP measures reflect the essential operating activities of CAGM. The Company believes these non-GAAP measures are useful to investors because the measures provide a consistent basis for investors to understand the Company's financial performance in comparison to historical periods, and they allows investors to evaluate the Company's performance using the same methodology and information as that used by our management. Non-GAAP measures are subject to inherent limitations because they do not include all of the expenses included under GAAP and because they involve the exercise of judgment of which charges are excluded from the non-GAAP financial measure. However, our management compensates for these limitations by providing the relevant disclosure of the items excluded. The following table provides a reconciliation of adjusted net income and adjusted diluted EPS to the equivalent GAAP measures.

	First Quarter Ended	
(in thousands, except per share data)	**31-Mar 2010**	**31-Mar 2009**
Net income	$435	$644
Loss on disposal of fixed assets	$123	--
Loss on investments	$197	--
Adjusted net income (non-GAAP)	$755	$644
Diluted earnings per share		
Basic and Diluted	$0.02	$0.02
Losses on disposal of fixed assets and on investments	$0.01	$0.01
Adjusted diluted earnings per share (non-GAAP):		
Basic and Diluted	$0.03	$0.03